UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report: May 30, 2006
(Date of earliest event reported)

          Wells Fargo Home Equity Asset-Backed Securities 2006-1 Trust
--------------------------------------------------------------------------------
           (Exact name of issuing entity as specified in its charter)

                    Wells Fargo Asset Securities Corporation
--------------------------------------------------------------------------------
              (Exact name of depositor as specified in its charter)

                             Wells Fargo Bank, N.A.
--------------------------------------------------------------------------------
               (Exact name of sponsor as specified in its charter)

         New York                 333-131594-01            Applied For
--------------------------------------------------------------------------------
(State or other jurisdiction      (Commission             (IRS Employer
    of incorporation                File No.             Identification No.
   of issuing entity)              of issuing            of issuing entity)
                                    entity)

7430 New Technology Way, Frederick, Maryland                   21703
--------------------------------------------------------------------------------
Address of principal executive offices                       (Zip Code)

Depositor's telephone number, including area code          (301) 846-8881
                                                 -------------------------------


--------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01.  Other Events
            ------------

            Attached as Exhibit 4.1 is the pooling and servicing agreement, dated as of May 30, 2006 (the "Pooling and Servicing Agreement"), among Wells Fargo Asset Securities Corporation (the "Company"), as depositor, Wells Fargo Bank, N.A., as servicer and securities administrator, and HSBC Bank USA, National Association, as trustee. The Pooling and Servicing Agreement governs the Wells Fargo Home Equity Asset-Backed Securities 2006-1 Trust, Home Equity Asset-Backed Certificates, Series 2006-1 (the "Certificates"), issued on May 30, 2006, including (i) the Class A-1, Class A-2, Class A-3, Class A-4, Class R, Class R-C, Class R-X, Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class M-7 and Class M-8 Certificates (the "Public Certificates"), having an aggregate initial principal balance of $1,066,088,200 and (ii) the Class M-9, Class M-10, Class M-11, Class CE and Class P Certificates (the "Private Certificates"), having an aggregate initial principal balance of $21,924,000.

            The Public Certificates were sold to Goldman, Sachs & Co. pursuant to an underwriting agreement, dated May 4, 2006 and terms agreement, dated May 4, 2006 (together, the "Underwriting Agreement"), among the Company, Wells Fargo Bank, N.A. and Goldman, Sachs & Co. A copy of the Underwriting Agreement is attached as Exhibit 1.1.

            The Private Certificates were sold to Goldman, Sachs & Co. on May 30, 2006 in a transaction exempt from registration under the Securities Act of 1933, as amended, pursuant to Section 4(2) thereof. The net proceeds of the sale of the Private Certificates were applied to the purchase of the mortgage loans from Wells Fargo Bank, N.A.

            The mortgage loans underlying the Certificates were purchased by the Company from Wells Fargo Bank, N.A. pursuant to a mortgage loan purchase agreement, dated May 30, 2006 (the "Mortgage Loan Purchase Agreement"), between the Company and Wells Fargo Bank, N.A. A copy of the Mortgage Loan Purchase Agreement is attached as Exhibit 10.1.

ITEM 9.01   Financial Statements and Exhibits
            ---------------------------------

            (c) Exhibits

Item 601(a)
of Regulation S-K
Exhibit No.                          Description
-----------                          -----------

      (1.1) Underwriting Agreement, dated May 4, 2006 and terms agreement, dated May 4, 2006, among the Company, Wells Fargo Bank, N.A. and Goldman, Sachs & Co.

      (4.1) Pooling and Servicing Agreement, dated as of May 30, 2006, among Wells Fargo Asset Securities Corporation, as depositor, Wells Fargo Bank, N.A., as servicer and securities administrator, and HSBC Bank USA, National Association, as trustee.

      (10.1) Mortgage Loan Purchase Agreement, dated May 30, 2006, between the Company and Wells Fargo Bank, N.A.

      (10.2) Interest Rate Swap Agreement, dated May 30, 2006, between Wells Fargo Bank, N.A. and The Royal Bank of Scotland plc.

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       WELLS FARGO ASSET SECURITIES
                                          CORPORATION

May 30, 2006

                                          /s/ Bradley A. Davis
                                          --------------------
                                          Bradley A. Davis
                                          Vice President

                                INDEX TO EXHIBITS
                                -----------------

                                                                  Paper (P) or
Exhibit No.           Description                                 Electronic (E)
-----------           -----------                                 --------------

      (1.1)           Underwriting Agreement, dated May 4,        E
                      2006 and terms agreement, dated May 4,
                      2006, among the Company, Wells Fargo
                      Bank, N.A. and Goldman, Sachs & Co.

      (4.1)           Pooling and Servicing Agreement, dated      E
                      as of May 30, 2006, among Wells Fargo
                      Asset Securities Corporation, as
                      depositor, Wells Fargo Bank, N.A., as
                      servicer and securities administrator,
                      and HSBC Bank USA, National
                      Association, as trustee.

      (10.1)          Mortgage Loan Purchase Agreement,            E
                      dated May 30, 2006, between the
                      Company and Wells Fargo Bank, N.A.

      (10.2)          Interest Rate Swap Agreement, dated          E
                      May 30, 2006, between Wells Fargo
                      Bank, N.A. and The Royal Bank of
                      Scotland plc.